UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 20, 2015

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 110, The Woodlands, TX, 77380

(Address of principal executive offices)

(832) 442-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Executives of Waste Connections, Inc. currently plan on attending and presenting at the following investor conference:

February 27, 2015	Gabelli Waste & Environmental Services Conference (New York City)

Although this presentation is not expected to include any material non-public information, the Company will post the presentation slides on its web site at www.wasteconnections.com under the tabs titled Investor Relations and Investor Resources. The slides will be posted some time during the 24-hour period prior to the scheduled presentation time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:February 20, 2015
WASTE CONNECTIONS, INC.

	By:	/s/ Worthing F. Jackman
	Name:	Worthing F. Jackman
	Title:	Executive Vice President and Chief Financial Officer